DECOMISSIONING PROVISION	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
DECOMMISSIONING PROVISION	DECOMMISSIONING PROVISION
The decommissioning provision reflects the discounted cash flows expected to be incurred to decommission Pembina's pipeline systems, gas processing and fractionation plants, storage and terminalling hubs, including estimated environmental reclamation and remediation costs. Changes in the measurement of the decommissioning provision are added to, or deducted from, the cost of the related property, plant and equipment or right of use asset. When a re-measurement of the decommissioning provision relates to a retired asset, the amount is recorded in earnings (loss).
The undiscounted cash flows at the time of decommissioning are calculated using an estimated timing of economic outflows ranging from one to 83 years, with the majority estimated at 50 years. The estimated economic lives of the underlying assets form the basis for determining the timing of economic outflows. Pembina applied credit-adjusted risk-free rates of 3.3 percent to 4.7 percent (2019: 3.3 percent to 4.7 percent) and an inflation rate of 1.8 percent (2019: 1.8 percent).

($ millions)	2020	2019 (Restated Note 4)
Balance at January 1(2)	340	162
Unwinding of discount rate	15	9
Change in rates	—	90
Acquisition (Note 7)	—	74
Additions	11	8
Change in cost estimates and other	(16)	(3)
Total	350	340
Less current portion(1)	(2)	(3)
Balance at December 31	348	337
(1)    Included in trade payables and other on the Consolidated Statement of Financial Position.
(2)    January 1, 2019 opening balance includes $4 million relating to the current portion of the liability previously classified as trade payables and other.